UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Technology and Private Equity Term Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 12, 2025

Dear Shareholder:

A special meeting of the shareholders of BlackRock Technology and Private Equity Term Trust (formerly, BlackRock Innovation and Growth Term Trust) (“BTX” or the “Fund”) will be held on Thursday, April 17, 2025, at 10:00 a.m. (Eastern time) (the “Special Meeting”), to consider and vote on the proposals summarized below and discussed in the enclosed proxy statement. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

The Fund’s Board of Trustees (the “Board”) approved revisions to the Fund’s principal investment strategies and changes to certain of the Fund’s investment policies effective February 20, 2025, which are discussed in detail in the enclosed proxy statement. Certain of the investment policy changes are subject to shareholder approval.

The Special Meeting is to seek shareholder approval of the proposed investment policy changes, which are as follows (together, the “Proposals”):

1.

To approve an amendment to the Fund’s fundamental investment restriction with respect to industry concentration to allow the Fund to concentrate its investments in companies operating in one or more industries within the technology group of industries; and

2.	To approve a change in the Fund’s status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholder approval of each Proposal is not contingent on shareholder approval of the other Proposal.

The Board of the Fund unanimously recommends that you vote “FOR” each Proposal. In connection with your vote, we urge you to read the full text of the enclosed proxy statement. Please be certain to vote by telephone or via the Internet or sign, date and return the proxy card you receive from us.

You have received this proxy statement because you were a shareholder of record of the Fund on February 19, 2025 (the “Record Date”).

We would like to assure you of our commitment to ensuring that the Special Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Board and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Special Meeting at 9:30 a.m. Eastern time on Thursday, April 17, 2025, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the Special Meeting unless they have registered in advance to attend the Special Meeting, as described below.

Your vote is important. Attendance at the Special Meeting will be limited to the Fund’s shareholders as of the Record Date.

If your shares in the Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MYRM5XG by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the meeting website during the Special Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson LLC (through Computershare) of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the Proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Fund’s proxy solicitor, to vote your shares.

If you have any questions about the Proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (866) 529-6605.

Sincerely,

Janey Ahn

Secretary of the Fund

50 Hudson Yards, New York, NY 10001

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of some of the important questions concerning the special meeting of shareholders (the “Special Meeting”) of BlackRock Technology and Private Equity Term Trust (formerly, BlackRock Innovation and Growth Term Trust) (the “Fund”) and the proposals to be voted on.

Questions and Answers

Q:	Why am I receiving the proxy statement?

A:

The Fund is holding the Special Meeting to seek shareholder approval of the proposals listed below (together, the “Proposals”), which are being proposed in connection with certain revisions to the Fund’s principal investment strategies and policies that took effect on February 20, 2025. The Board of Trustees (the “Board”) of the Fund has approved the changes contemplated by the Proposals and unanimously recommends that shareholders of the Fund vote in favor of each Proposal.

Proposal 1: To approve an amendment to the Fund’s fundamental investment restriction with respect to industry concentration to allow the Fund to concentrate its investments in companies operating in one or more industries within the technology group of industries.

Proposal 2: To approve a change in the Fund’s status from diversified to non-diversified as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholder approval of each Proposal is not contingent on shareholder approval of the other Proposal.

The enclosed proxy statement describes the Proposals and provides you with other information relating to the Special Meeting.

Q:	What are the Fund’s revised principal investment strategies and policies?

A:

A full description of the Fund’s revised principal investment strategies and policies is set out in Appendix A to the enclosed proxy statement. The Fund’s revised principal investment strategies and policies include the following:

Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology companies and privately held companies. These investments can be in any market capitalization range and will be selected for their rapid and sustainable growth potential.

Technology and technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, defense/aerospace, diversified telecom services and wireless telecom services. The Fund may invest in both developed and emerging markets. BlackRock Advisors, LLC, the Fund’s investment adviser (the “Adviser”), determines, in its discretion, whether a company is a technology or technology-related company.

The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds and equity interests in real estate investment trusts and master limited partnerships.

The Fund may invest in shares of companies through initial public offerings. The Fund may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities

1

and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended.

Further, subject to shareholder approval of the Proposals, the Fund will concentrate its investments in companies operating in one or more industries within the technology group of industries and will operate as a non-diversified fund.

Q:	What is a fundamental investment restriction?

A:

The 1940 Act requires registered investment companies, such as the Fund, to have certain specific investment policies or restrictions that can be changed only with shareholder approval. Investment companies may also elect to designate other policies or restrictions that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental policies or restrictions.

Q:	What does it mean for a fund to be classified as non-diversified?

A:

In order to be classified as diversified under the 1940 Act, a fund is required to invest so that at least 75% of the value of the fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer. A fund that is classified as non-diversified under the 1940 Act is not required to comply with these investment limitations and may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the fund.

Q:	Why is the Board recommending the Proposals?

A:

The Adviser and the Board believe that the changes to the fundamental investment restriction of the Fund as proposed in Proposal 1 and to the Fund’s diversification status as proposed in Proposal 2 would provide the Fund with greater investment flexibility to pursue its revised principal investment strategies.

Q:	Did the Board approve any other changes to the Fund in connection with the revisions to the Fund’s principal investment strategies and changes to the Fund’s investment policies?

A:

In connection with the revisions to the Fund’s principal investment strategies and changes to the Fund’s investment policies, the Board approved changing the Fund’s name from “BlackRock Innovation and Growth Term Trust” to “BlackRock Technology and Private Equity Term Trust” and changing the Fund’s current portfolio management team. In addition, in connection with the Fund’s name change, the Fund’s ticker symbol changed to “BTX.” Each of the aforementioned changes took effect on February 20, 2025. Such changes are described in detail in the section of the proxy statement entitled “Overview of the Changes to the Fund—Changes Not Requiring Shareholder Approval.”

Q:	What will happen if shareholders do not approve the Proposals?

A:	If shareholders do not approve the proposed change to the investment restriction in Proposal 1, the current investment restriction will remain in effect.

If shareholders do not approve Proposal 2, the Fund’s diversification classification will not change and the Fund will continue to be classified as diversified under the 1940 Act.

In the event that shareholders do not approve Proposal 1 and/or Proposal 2, the Fund will continue to be managed in accordance with the Fund’s principal investment strategies and policies described in detail in Appendix A to the enclosed proxy statement, except that the Fund will be restricted from concentrating its investments in a particular industry and the Fund will be subject to the diversification requirements of the 1940 Act.

2

Q:	How does the Board suggest I vote in connection with the Proposals?

A:

The Proposals cannot be effected without shareholder approval. The Board has approved each Proposal. The Board believes the Proposals are in the best interests of the Fund and recommends that you vote, or submit voting instructions, “FOR” each of the Proposals.

Q:	Who may vote on the proposals?

A:

Any person who owned shares of the Fund on February 19, 2025 (the “Record Date”) is entitled to vote on the Proposals. With respect to each Proposal, you may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the Record Date.

Q:	Will my vote make a difference?

A:

Yes. Your vote is very important and can make a difference in the management of your Fund, no matter how many shares you own. If many shareholders fail to vote, your Fund may not receive enough votes to hold the Special Meeting. If this happens, we will need to solicit votes again or take other action pursuant to the direction of the Board.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on Thursday, April 17, 2025, at 10:00 a.m. (Eastern time). The meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

Q:	How do I vote my shares?

A:

You can provide voting instructions by telephone, by calling the toll-free number on the proxy card, or by going to the Internet address provided on the proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the proxy card and mailing it in the enclosed postage-paid envelope.

You may also vote at the meeting; however, even if you plan to attend the virtual meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in the Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/MYRM5XG by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

Also, if you are a beneficial shareholder of the Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I call if I have questions?

3

A:	If you need more information, or have any questions about voting, please call Georgeson, the Fund’s proxy solicitor, toll free at (866) 529-6605.

Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Proposals in the enclosed proxy statement. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

4

March 12, 2025

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 17, 2025

To the Shareholders:

A Special Meeting of the Shareholders of BlackRock Technology and Private Equity Term Trust (formerly, BlackRock Innovation and Growth Term Trust) (NYSE Ticker: BTX (formerly, BIGZ)) (the “Fund”) will be held on Thursday, April 17, 2025, at 10:00 a.m. (Eastern time), to consider and vote on the following proposals (the “Special Meeting”), as more fully discussed in the accompanying proxy statement. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the Special Meeting live and cast their votes by accessing a web link.

PROPOSAL 1.

To approve an amendment to the Fund’s fundamental investment restriction with respect to industry concentration to allow the Fund to concentrate its investments in companies operating in one or more industries within the technology group of industries.

PROPOSAL 2.	To approve a change in the Fund’s status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholder approval of each Proposal is not contingent on shareholder approval of the other Proposal.

Your Board unanimously recommends that you vote “FOR” each Proposal.

Shareholders of record of the Fund as of the close of business on February 19, 2025 are entitled to vote at the Special Meeting and at any adjournments, postponements or delays thereof.

Please be certain to vote by telephone or via the Internet or sign, date and return each proxy card you receive from us.

If you have any questions about the Proposals to be voted on or the virtual Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (866) 529-6605.

By Order of the Board,

Janey Ahn

Secretary of the Fund

50 Hudson Yards, New York, NY 10001

TABLE OF CONTENTS

Page

PROXY STATEMENT	1

OVERVIEW OF THE CHANGES TO THE FUND	4

PROPOSAL 1—APPROVAL OF AN AMENDMENT TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION	5

PROPOSAL 2—APPROVAL OF A CHANGE IN THE FUND’S STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED, AS SUCH TERMS ARE DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED	6

VOTE REQUIRED AND MANNER OF VOTING PROXIES	7

ADDITIONAL INFORMATION	8

Appendix A – Comparison of the Principal Investment Strategies of the Fund	A-1

Appendix B – Additional Information Regarding Portfolio Managers	B-1

i

SPECIAL MEETING OF SHAREHOLDERS

APRIL 17, 2025

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Technology and Private Equity Term Trust (formerly, BlackRock Innovation and Growth Term Trust) (the “Fund”). The proxies will be voted at the special meeting (the “Special Meeting”) of shareholders of the Fund and at any and all adjournments, postponements or delays thereof. The Special Meeting will be held on Thursday, April 17, 2025, at 10:00 a.m. (Eastern time). The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

The purpose of the Special Meeting is to seek shareholder approval of the following proposals, which are being proposed in connection with certain changes to the Fund’s principal investment strategies and policies that took effect on February 20, 2025.

PROPOSAL 1.

To approve an amendment to the Fund’s fundamental investment restriction with respect to industry concentration to allow the Fund to concentrate its investments in companies operating in one or more industries within the technology group of industries.

PROPOSAL 2.	To approve a change in the Fund’s status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholder approval of each Proposal is not contingent on shareholder approval of the other Proposal.

Distribution to shareholders of this Proxy Statement and the accompanying materials will commence on or about March 12, 2025.

The Fund is organized as a Maryland statutory trust. The Fund is a closed-end management investment company registered under the 1940 Act. The Fund’s shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “BTX” (and were formerly listed on the NYSE under the symbol “BIGZ”).

Shareholders of record of the Fund as of the close of business on February 19, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and at any and all adjournments, postponements or delays thereof. Shareholders of the Fund are entitled to one vote for each share held, with no shares having cumulative voting rights. The quorum and voting requirements for the Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of common shares of beneficial interest of the Fund (“Common Shares”) outstanding as of the close of business on the Record Date and the managed assets of the Fund on the Record Date are 213,338,148 Common Shares and $1,807,823,141.93, respectively. “Managed assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

Even if you plan to attend the Special Meeting, please sign, date and return the proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposals affecting the Fund. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the Proposals, the shares will be voted “FOR” the Proposals. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the Proposals at any time before a vote is taken on the Proposals by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the virtual Special Meeting and voting at the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in the Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MYRM5XG by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting. If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the Special Meeting. Even if you plan to participate in the virtual Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the New York address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each Proposal. If your shares of the Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW

MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, APRIL 17, 2025.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-34377

OVERVIEW OF THE CHANGES TO THE FUND

The Board approved certain changes to the Fund, certain of which do not require shareholder approval and certain of which require shareholder approval. These changes are summarized below.

Changes Not Requiring Shareholder Approval

The Board approved the following changes to the Fund, each of which do not require shareholder approval and took effect on February 20, 2025:

•

Change in the Fund’s Name. The Board approved a change in the Fund’s name from “BlackRock Innovation and Growth Term Trust” to “BlackRock Technology and Private Equity Term Trust.” In connection with the name change, the Fund changed its ticker symbol from “BIGZ” to “BTX.”

•

Changes to Principal Investment Strategies and Non-Fundamental Investment Policy. The Board approved certain revisions to the Fund’s principal investment strategies, including the adoption of a new non-fundamental investment policy for the Fund to invest, under normal market conditions, at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology and privately held companies. A comparison of the Fund’s prior principal investment strategies and policies and the Fund’s revised principal investment strategies and policies is set out in Appendix A.

•

Changes to the Portfolio Management Team. The Fund’s portfolio management team will be changed from a team of investment professionals led by Philip H. Ruvinsky, Kyle G. McClements and Christopher Accettella to a team of investment professionals led by Tony Kim and Reid Menge. Additional information regarding Messrs. Kim and Menge is set out in Appendix B.

Changes Requiring Shareholder Approval

The Board also approved the following changes to the Fund’s fundamental investment policies in connection with the changes to the Fund’s principal investment strategies, each of which also require shareholder approval, as described in more detail in this Proxy Statement:

•

Amendment to the Fund’s Fundamental Investment Restriction with Respect to Industry Concentration (Proposal 1). In order to concentrate its investments in one or more industries, the Fund must amend its fundamental investment restriction with respect to industry concentration. A “fundamental” policy is a policy of the Fund may not be changed without the “vote of a majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund. The Board approved a change to the Fund’s fundamental investment restriction regarding industry concentration, as described in Proposal 1 below.

•

Change in the Fund’s Diversification Classification (Proposal 2). The Board approved a change in the Fund’s diversification status under the 1940 Act from diversified to non-diversified, as described in Proposal 2 below.

The Board has approved each of the changes described above and unanimously recommends that shareholders of the Fund vote FOR each of the Proposals.

PROPOSAL 1—APPROVAL OF AN AMENDMENT TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION

The Board approved, and has recommended that shareholders of the Fund approve, an amendment to the Fund’s fundamental investment restriction with respect to industry concentration to allow the Fund to concentrate its investments in companies operating in one or more industries within the technology group of industries.

The following table sets out the Fund’s current fundamental investment restriction regarding industry concentration and the Fund’s proposed fundamental investment restriction regarding industry concentration:

Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

The Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

The Fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate its investments in companies operating in one or more industries within the technology group of industries.

The Board believes that the fundamental investment restriction change will provide the Fund with greater investment flexibility to pursue its revised principal investment strategies. The Fund’s strategy of concentrating in companies operating in one or more industries within the technology group of industries means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Fund than on a fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.

Certain technology-related companies may face special risks that their products or services may not prove to be commercially successful. Technology-related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, certain technology-related companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.

Your Board recommends that you vote “FOR” the Proposal 1.

PROPOSAL 2—APPROVAL OF A CHANGE IN THE FUND’S STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED, AS SUCH TERMS ARE DEFINED UNDER THE INVESTMENT COMPANY ACT OF

1940, AS AMENDED

The Board approved, and has recommended that shareholders of the Fund approve, changing the Fund’s diversification status under the 1940 Act from diversified to non-diversified, as such terms are defined under the 1940 Act.

The Fund is currently classified as diversified under the 1940 Act. In order to be classified as diversified under the 1940 Act, the Fund is required to invest so that at least 75% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. A fund that is classified as non-diversified under the 1940 Act is not required to comply with these investment limitations and may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the fund.

BlackRock Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and the Board believe that it is appropriate to change the Fund’s diversification classification from diversified to non-diversified in order to provide greater flexibility for the Fund to pursue its revised principal investment strategies.

Your Board recommends that you vote “FOR” the Proposal 2.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the Special Meeting. The holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter.

The affirmative vote of a “1940 Act Majority” is required to approve each Proposal. A “1940 Act Majority” means the lesser of (i) 67% or more of the shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Because approval of each Proposal requires the affirmative vote of a 1940 Act Majority, abstentions and broker non-votes, if any, will have the effect of a “no” vote for purposes of obtaining the requisite approvals of the Proposals. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes,” if any, as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted “FOR” each of the Proposals.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals before the Special Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Neither of the Proposals are “routine” matters and beneficial owners who do not provide proxy instructions or who do not return a proxy card will not have their shares voted by broker-dealer firms in favor of the Proposals. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposals may be deemed an instruction to vote such shares in favor of the Proposals.

If you hold shares of the Fund through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

ADDITIONAL INFORMATION

Beneficial Share Ownership

To the best knowledge of the Fund, based on filings made on or before March 6, 2025 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Fund indicated as of March 6, 2025 (unless otherwise indicated):

Investor	Address	Common Shares Held	Common Shares% Held
Saba Capital Management, L.P.(1)	405 Lexington Avenue, 58th Floor, New York, NY 10174	60,675,395	27.73%

(1)	Saba Capital Management, L.P. filed a Schedule 13D/A jointly with Saba Capital Management GP, LLC and Boaz R. Weinstein.

As of March 4, 2025, all Board Members and executive officers as a group owned less than 1% of the outstanding shares of the Fund.

As of December 31, 2024, none of the Board Members who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Board Members”), nor their immediate family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Investment Adviser and Administrator

The Adviser provides investment advisory and administrative services to the Fund. The Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Adviser, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock, Inc.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

A shareholder desiring to submit a proposal intended to be presented the Special Meeting should send the proposal to the Fund at the Fund’s principal offices so that it is received a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the Special Meeting. A shareholder proposal may be presented at the Special Meeting only if such proposal concerns a matter that may be properly brought before the Special Meeting under applicable federal proxy rules, state law and the Fund’s governing instruments.

If a Fund shareholder intends to present a proposal at the 2025 annual meeting of the Fund’s shareholders and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shareholder must have delivered the proposal to the offices of the Fund by Thursday, December 26, 2024. In the event the Fund moves the date of its 2025 annual shareholder meeting by more than 30 days from the anniversary of its 2024 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Fund’s proxy statement and proxy card for the 2025 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2025 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2025 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2025 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for the Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2025 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2025 annual shareholder meeting is held within 25 days of June 25, 2025, must be received by the Fund between Sunday, January 26, 2025 and Tuesday, February 25, 2025.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Tuesday, February 25, 2025. In the event the Fund moves the date of its 2025 annual shareholder meeting by more than 25 days from the anniversary of its 2024 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2025 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of the Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2025 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Fund at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052.

Written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of the Fund, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies and hosting the virtual meeting will be borne by the Fund. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or regular employees of the Adviser, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Fund will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. The Fund and BlackRock have retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials, the solicitation and tabulation of proxies and the hosting of the virtual meeting. It is anticipated that Georgeson will be paid approximately $113,500 for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet.

Standstill Agreements

Karpus Standstill Agreement

On May 3, 2024, the Fund and the Adviser entered into a standstill agreement (the “Karpus Standstill Agreement”) with Karpus Management, Inc. (“Karpus”), pursuant to which the Fund agreed to adopt a discount management program (the “Program”), which has since been terminated pursuant to an amendment to the Karpus Standstill Agreement entered into by the parties. During the effective period of the Karpus Standstill Agreement, Karpus, the Fund and the Adviser agreed to be bound by the terms of the Karpus Standstill Agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its Common Shares in accordance with the recommendation of the Fund’s Board on all proposals submitted to shareholders. The Karpus Standstill Agreement will remain in effect until the earlier of (A) May 3, 2027, and (B) 10 days prior to the record date for the Fund’s 2027 annual meeting of shareholders, unless the Karpus Standstill Agreement is terminated earlier by the parties.

Saba Standstill Agreement

On January 20, 2025, the Fund and the Adviser entered into a standstill agreement (the “Saba Standstill Agreement”) with Saba Capital Management, L.P. (“Saba”), pursuant to which the Fund agreed to commence a tender offer to repurchase 50% of the Fund’s outstanding Common Shares, at a price per share equal to 99.5% of the Fund’s NAV determined following the expiration of the tender offer (the “Tender Offer”). During the effective period of the Saba Standstill Agreement, Saba, the Fund and the Adviser agreed to be bound by the terms of such agreement, which include an agreement by Saba to (1) abide by certain customary standstill covenants, (2) withdraw the shareholder proposal previously submitted for consideration at the Fund’s 2025 annual meeting of shareholders, and (3) vote its Common Shares of the Fund, if any, in accordance with the recommendation of the Fund’s Board on all matters submitted to shareholders. The Saba Standstill Agreement will remain in effect until the earlier of (A) the day following completion of the Fund’s 2027 annual meeting of shareholders or August 31, 2027, whichever is earlier, (B) such date that the Fund determines not to conduct or discontinue the Tender Offer required pursuant to the terms of the Saba Standstill Agreement, and (C) August 18, 2025, if the date by which the Fund shall pay for any of the Common Shares tendered in such Tender Offer has not occurred on or prior to that date for any reason, unless the Saba Standstill Agreement is terminated earlier by the parties.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to the Fund’s shareholders as of the Record Date. If your shares in the Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/MYRM5XG by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting. If you are a beneficial shareholder of the Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Fund obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Fund receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Fund, its affiliates or others; (iii) information the Fund receives from a consumer reporting agency; and (iv) information the Fund receives from visits to the Fund’s or its affiliates’ websites.

The Fund does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Fund may share information with its affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Fund restricts access to non-public personal information about its current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Fund.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting under various circumstances, including to permit further solicitation of proxies with respect to a proposal if the chair determines that adjournment is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Board,

Janey Ahn

Secretary of the Fund

March 12, 2025

Appendix A – Comparison of the Fund’s Prior Principal Investment Strategies and Policies and the Fund’s Revised Principal Investment Strategies and Policies

BIGZ	BTX

In selecting investments for the Fund, BlackRock Advisors, LLC (the “Manager”) focuses on equity securities of mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. In evaluating innovative companies, the Manager seeks to identify, using its own internal research and analysis, companies capitalizing on innovation or that are enabling the further development of the theme of innovation in the markets in which they operate.

Among other things, common criteria for innovative companies across industries may include developing new products, selling in new markets or channels, applying a new or superior technology to legacy industries, refining existing processes for efficiency, changing or pivoting business model, or creating tools that empower new breakthroughs.

In addition, the Fund seeks to invest in companies where, in the opinion of the Manager, free cash flow is likely to grow for a sustained period. Factors considered in the Manager’s analysis of a company may include 1) a large and underpenetrated addressable market, 2) a technology or service model that creates recurring demand for product, and 3) a competitive landscape that allows for stable or expanding margins. The Manager’s outlook for a company based upon these and other factors is then compared to the outlook of the company implied in the current share price of the company. The Manager looks to invest in companies where its view of future cash flows is more favorable than that which it believes is reflected by the current price.

The Manager will identify trends that have ramifications for individual companies or entire industries. Risk/reward analysis is a key component of both top-down and bottom-up analysis.

Bottom-up security selection is focused on identifying innovative companies with the most attractive growth characteristics. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its investment team enables it to identify attractive innovative companies.

Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology companies and privately held companies. These investments can be in any market capitalization range and will be selected for their rapid and sustainable growth potential.

Technology and technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, defense/aerospace, diversified telecom services and wireless telecom services. The Fund may invest in both developed and emerging markets. BlackRock Advisors, LLC, the Fund’s investment adviser (the “Adviser”), determines, in its discretion, whether a company is a technology or technology-related company.

The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds and equity interests in real estate investment trusts and master limited partnerships.

The Fund may invest in shares of companies through initial public offerings. The Fund may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Exchange Act.

The Fund may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Fund may invest directly. The Fund classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Fund intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in its portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Fund’s risk-adjusted returns.

The Fund will invest primarily in equity securities issued by mid- and small-capitalization companies that the Manager believes have above-average earnings growth potential.

Equity securities include common stocks, preferred stocks, convertible securities, warrants and depositary receipts, though the Fund seeks to buy primarily common stock. Although universal definitions of mid-capitalization companies and small-capitalization companies do not exist, the Fund generally defines mid-capitalization and small-capitalization companies as those companies with market capitalizations, at the time of the Fund’s investment, comparable in size to the companies in the Russell 2500™ Growth Index (between $20.75 million and $20.98 billion as of December 31, 2023). In the future, the Fund may define mid- and small-capitalization companies using a different index or classification system.

The Fund may invest in shares of companies through initial public offerings. The Fund may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Exchange Act. Under normal market conditions, the Fund currently intends to invest up to 25% of its total assets, measured at the time of investment, in illiquid privately placed or restricted securities. The Fund expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Fund may invest up to 25% of its assets in securities of foreign companies, including companies located in emerging markets. Foreign securities in which the Fund

The Fund may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.

The Fund may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

Unless otherwise stated herein, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Fund’s portfolio described in this prospectus apply only at the time of initial investment and the Fund will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Fund’s investment objectives may be changed by the Board without prior shareholder approval.

may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Fund may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Fund may invest directly. The Fund classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

As part of its investment strategy, the Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, including uncovered call and put options, and, to a lesser extent, writing (selling) covered and uncovered call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Fund’s risk-adjusted returns. A substantial portion of the options written by the Fund may be over-the-counter options.

The Fund may also purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to

Leverage: The Fund currently does not intend to borrow money or issue debt securities or preferred shares. The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Fund is permitted to leverage its portfolio by entering into one or more credit facilities.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative securities transactions that have leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.

The Fund may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

Unless otherwise stated herein, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Fund’s portfolio described in this prospectus apply only at the time of initial investment and the Fund will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Fund’s investment objectives may be changed by the Board without prior shareholder approval.

Leverage: The Fund currently does not intend to borrow money or issue debt securities or preferred shares. The Fund is, however, permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Fund is permitted to leverage its portfolio by entering into one or more credit facilities.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative securities transactions that have leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Appendix B – Additional Information Regarding Portfolio Managers

The members of the portfolio management team who are primarily responsible for the day-to-day management of the Fund’s portfolio are Tony Kim and Reid Menge. Messrs. Kim and Menge have been members of the Fund’s portfolio management team since 2025.

Portfolio Manager	Biography

Tony Kim	Managing Director of BlackRock since 2013; Senior Research Analyst at Artisan Partners from 2006 to 2013.

Reid Menge	Managing Director of BlackRock since 2023; Director of BlackRock, Inc. from 2020 to 2022; Vice President of BlackRock, Inc. from 2014 to 2019; Associate Director of UBS from 2009 to 2013.

BTX_Proxy

B-1

BlackRock Technology and Private Equity Term Trust PO Box 43131 Providence, RI 02940-3131 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/MYRM5XG on April 17, 2025 at 10:00 a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY CARD BLACKROCK TECHNOLOGY AND PRIVATE EQUITY TERM TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Technology and Private Equity Term Trust (formerly, BlackRock Innovation and Growth Term Trust) (“BTX” or the “Fund”), that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on April 17, 2025 at 10:00 a.m. (Eastern time) (the “Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MYRM5XG. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BTX_34377_021425 xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Technology and Private Equity Term Trust Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April 17, 2025. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-34377 Please detach at perforation before mailing. THE BOARD OF TRUSTEES RECOMMENDS VOTING “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 1. To approve an amendment to the Fund’s fundamental investment restriction with respect to industry concentration to allow the Fund to concentrate its investments in companies operating in one or more industries within the technology group of industries. FOR AGAINST ABSTAIN 2. To approve a change in the Fund’s status from diversified to non-diversified as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”). FOR AGAINST ABSTAIN 3. To transact such other business as may properly come before the Special Meeting and any adjournments, postponements or delays thereof. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature with in the box / / Scanner bar code xxxxxxxxxxxxxx BTX 34377 xxxxxxxx